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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported): July 10, 2001



                              COMPAQ COMPUTER CORPORATION
                 (Exact Name of Registrant as Specified in its Charter)




          DELAWARE                       1-9026                76-0011617
      (State or Other           (Commission File Number)     (IRS Employer
      Jurisdiction of                                       Identification No.)
       Incorporation)




            20555 SH 249
           HOUSTON, TEXAS                                    77070
  (Address of Principal Executive                          (Zip Code)
              Offices)

                                 (281) 370-0670
              (Registrant's telephone number, including area code)

         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

In a release dated July 10, 2001, Compaq Computer Corporation
(NYSE: CPQ) today reported that based upon preliminary financial data, it expects earnings on an operational basis for its second quarter ended June 30, 2001, to be $0.04 per diluted common share and revenue to be $8.4 billion. The press release is attached as Exhibit 99.1.

ITEM 7.  EXHIBITS.

Exhibit 99.1 Press Release dated July 10, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMPAQ COMPUTER CORPORATION

Dated:  July 11, 2001               By:   /s/ LINDA S. AUWERS
                                          ----------------------------
                                          Linda S. Auwers, Vice President,
                                          Deputy General  Counsel and Secretary